UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Redeemable Solar Bonds

On September 11, 2015, SolarCity Corporation (“SolarCity” or the “Company”) initiated the offer and sale of up to $50 million in aggregate principal amount of redeemable Solar Bonds (“Redeemable Solar Bonds”) pursuant to the Company’s Solar Bond Program, initially through the following series of Redeemable Solar Bonds (the “Offered Series”).  The Redeemable Solar Bonds in each of the Offered Series described below are being offered pursuant to a Registration Statement on Form S-3 (File No. 333-199321) (the “Registration Statement”) and the related prospectus, prospectus supplement, and pricing supplement on a continuous basis directly through the Company’s Solar Bond platform.  The Company will initially offer an aggregate principal amount of the Redeemable Solar Bonds in each of the Offered Series up to the maximum principal amount set forth in the table below.  However, the Company may increase the maximum principal amount of Redeemable Solar Bonds in any of the Offered Series from time to time in its sole discretion.

Title of Series of Redeemable Solar Bonds	Initial Maximum Principal Amount	Initial Interest Rate	Minimum Investment Amount	Maximum Investment Amount
Solar Bonds, Series 2015/R1	$10 million	1.10%	$1,000	$10 million
Solar Bonds, Series 2015/R2	$10 million	1.25%	$10,000	$10 million
Solar Bonds, Series 2015/R3	$30 million	1.40%	$100,000	$10 million

The Company may, from time to time, offer additional series of its Redeemable Solar Bonds in one or more public offerings pursuant to the Registration Statement and the related prospectus, prospectus supplements, and pricing supplements.  Each prospectus and pricing supplement will disclose the specific terms of the Redeemable Solar Bonds offered thereby.  Unless otherwise specified in a prospectus supplement or pricing supplement, the Redeemable Solar Bonds will not be listed on any securities exchange, made available for quotation on any quotation system, or rated by a rating agency at the time of issuance.

The Redeemable Solar Bonds will have no stated maturity, and instead will be redeemable quarterly by both the holder and by the Company, subject to prior notification requirements and other limitations and conditions described in the prospectus supplement and the applicable pricing supplement.  Each series of Redeemable Solar Bonds will pay a variable rate of interest that is subject to change from time to time, as determined by the Company’s Chief Financial Officer or such other person or group of people as may be designated by the Company’s board of directors.  The initial rate of interest payable on each series of Redeemable Solar Bonds, and any subsequent changes in interest rates, will be described in a pricing supplement to such series of Redeemable Solar Bonds.  The initial interest rates and minimum and maximum investment amounts for each of the Offered Series are set forth in the table above.  However, the Company may increase or decrease the minimum and maximum investment amounts of, or waive such investment amounts for, any series of Redeemable Solar Bonds offered by the Company from time to time, in its sole discretion.  In addition, the Redeemable Solar Bonds permit holders to reinvest interest payments into additional Redeemable Solar Bonds.

The Redeemable Solar Bonds in each of the Offered Series will be issued pursuant to an indenture, dated as of October 15, 2014 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to such Redeemable Solar Bonds (each, a “Supplemental Indenture”).

The Redeemable Solar Bonds will be senior unsecured obligations of the Company; rank equal in right of payment with all of the Company’s existing and future liabilities that are not expressly subordinated to such Redeemable Solar Bonds; effectively rank junior to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness (including amounts outstanding under the Company’s senior credit facility); and be structurally subordinated to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

The occurrence of any of the following events will result in an “Event of Default” with respect to the Redeemable Solar Bonds, which may result in the acceleration of the redemption of the Redeemable Solar Bonds:

·	The Company’s failure to make any payment of interest on such Redeemable Solar Bonds when due, which failure continues for 30 days;
·	The Company’s failure to make full payment of principal on such Redeemable Solar Bonds when due at the applicable redemption date;

·

The Company’s default in the performance, or breach, of any other covenant or agreement under the Base Indenture, as supplemented by the Supplemental Indenture applicable to such series of Redeemable Solar Bonds, subject to certain exceptions, and after applicable notice and cure periods set forth therein; and

·

Certain events of bankruptcy, insolvency or reorganization of the Company and, in the case of an involuntary insolvency proceeding, such proceeding remaining unstayed for a period of 90 consecutive days.

A default or an Event of Default with respect to any series of Redeemable Solar Bonds will not automatically trigger a default or an Event of Default with respect to any other series of Redeemable Solar Bonds.  Upon any Event of Default with respect to a series of Redeemable Solar Bonds, the trustee or holders of at least 25% in aggregate principal amount of such series of Redeemable Solar Bonds then outstanding may declare accrued and unpaid interest, if any, and principal on all the Solar Bonds of such series of Redeemable Solar Bonds to be due and payable immediately.  Upon an Event of Default that relates to certain events of bankruptcy, insolvency or reorganization of the Company, all accrued and unpaid interest, if any, and principal on all the Solar Bonds will become due and payable immediately.

The summary of the Redeemable Solar Bonds offering discussed above is qualified in its entirety by reference to the text of the Base Indenture and each Supplemental Indenture, and the related Forms of Solar Bonds, which are included as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	One Hundred-and-Twenty-Second Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R1.
4.3	One Hundred-and-Twenty-Third Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R2.
4.4	One Hundred-and-Twenty-Fourth Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R3.
4.5	Form of Solar Bonds, Series 2015/R1 (included in Exhibit 4.2 hereto).
4.6	Form of Solar Bonds, Series 2015/R2 (included in Exhibit 4.3 hereto).
4.7	Form of Solar Bonds, Series 2015/R3 (included in Exhibit 4.4 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of Redeemable Solar Bonds in the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: September 11, 2015		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	One Hundred-and-Twenty-Second Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R1.
4.3	One Hundred-and-Twenty-Third Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R2.
4.4	One Hundred-and-Twenty-Fourth Supplemental Indenture, dated as of September 11, 2015, by and between the Company and the Trustee, related to the Company’s Solar Bonds, Series 2015/R3.
4.5	Form of Solar Bonds, Series 2015/R1 (included in Exhibit 4.2 hereto).
4.6	Form of Solar Bonds, Series 2015/R2 (included in Exhibit 4.3 hereto).
4.7	Form of Solar Bonds, Series 2015/R3 (included in Exhibit 4.4 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of Redeemable Solar Bonds in the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).